UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2009

ASHTON WOODS USA L.L.C.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-129906 (Commission File Number)	75-2721881 (IRS Employer Identification No.)

1405 Old Alabama Road
Suite 200
Roswell, GA 30076
(Address of Principal
Executive Offices)

(770) 998-9663
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

Ashton Woods USA L.L.C (the “Company”) is furnishing the accompanying unaudited financial statements as of November 30, 2008 and May 31, 2008 and for the three and six month period ended November 30, 2008 and 2007, in order to provide the holders of its outstanding debt securities with updated financial and other information regarding the Company.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Unaudited financial statements as of November 30, 2008 and May 31, 2008 and for the three and six month period ended November 30, 2008 and 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHTON WOODS USA L.L.C.

Date: February 5, 2009	By:	/s/ Jerry Patava
Jerry Patava
Interim Chief Financial Officer